                                                                    EXHIBIT 10.1


================================================================================



                           QWEST HOLDING CORPORATION

                               GROWTH SHARE PLAN

                    (As Amended Effective October 1, 1996)



================================================================================

                               TABLE OF CONTENTS
                               -----------------



                                                                                                               Page
                                                                                                               ----
Section 1 -  Introduction.........................................................................................1
       1.1      Establishment.....................................................................................1
       1.2      Purposes..........................................................................................1
       1.3      General Plan Description..........................................................................1

Section 2 - Definitions...........................................................................................1
       2.1      Definitions.......................................................................................1
       2.2      Gender and Number.................................................................................6

Section 3 - Plan Administration...................................................................................6
       3.1      Administration by the Board.......................................................................6
       3.2      Adoption of Rules.................................................................................6

Section 4 - Participation in the Plan.............................................................................6
       4.1      Eligibility for Participation.....................................................................6
       4.2      Plan Agreement....................................................................................7

Section 5 - Performance Cycle.....................................................................................7
       5.1      Determination of Performance Cycle................................................................7
       5.2      Normal Performance Cycle..........................................................................7

Section 6 - Growth Share Grants...................................................................................7
       6.1      Grants............................................................................................7
       6.2      Maximum Number of Growth Shares...................................................................7
       6.3      Establishment of Individual Growth Share Accounts.................................................8

Section 7 - Vesting of Growth Shares..............................................................................8
       7.1      Normal Vesting Schedule...........................................................................8
       7.2      Vesting in Other Circumstances....................................................................8
       7.3      Termination for Cause.............................................................................8
       7.4      Voluntary Termination of Employment...............................................................8

Section 8 - Payments to Participants..............................................................................9
       8.1      Value of Growth Shares............................................................................9
       8.2      Payments to Participants - In General.............................................................9
       8.3      Form of Payment...................................................................................9
       8.4      Use of Common Stock for Payment..................................................................10
       8.5      Exceptional Payments.............................................................................10

Section 9 - Rights of Employees..................................................................................11

Section 10 - Designation of Beneficiaries........................................................................11

Section 11 - Changes in Accounting Rules.........................................................................11

Section 12 - Other Employee Benefits.............................................................................12

Section 13 - Plan Amendment, Modification and Termination........................................................12

Section 14 - Setoff..............................................................................................12

Section 15 - Plan Funding........................................................................................12

Section 16 - Non-Assignability of Rights.........................................................................12

Section 17 - Withholding Taxes...................................................................................13

Section 18 - Requirements of Law.................................................................................13
       18.1     Requirements of Law..............................................................................13
       18.2     Governing Law....................................................................................13

Section 19 - Severability........................................................................................13

                           QWEST HOLDING CORPORATION
                               GROWTH SHARE PLAN
                    (As Amended Effective October 1, 1996)


                                   Section 1
                                 Introduction
                                 ------------

      1.1  Establishment.  Qwest Holding Corporation (as defined in subsection
           -------------
2.1(i), the "Company") previously adopted the Qwest Holding Corporation Growth Share Plan (the "Plan"). The Plan permits the grant of Growth Shares (as defined in subsection 2.1(n)) to certain key employees of the Company. In accordance with the powers reserved under Section 13 of the Plan, the Plan is hereby amended and restated in its entirety in this document, effective as of October 1, 1996. The provisions of the Plan, as so amended and restated, shall apply to Growth Shares granted under the Plan on and after October 1, 1996. Growth Shares granted under the provisions of the Plan prior to October 1, 1996 shall continue to be governed by the provisions of the Plan in effect at the time of the grant of such Growth Shares unless otherwise agreed in writing by a Participant and the Company.

      1.2  Purposes.  The purposes of the Plan are to provide the key employees
           --------
selected for participation in the Plan with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to the achievement of long-term growth and financial performance. The Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for such employees to participate in the long-term growth, profitability and performance of the Company, thus enhancing the value of the Company.

      1.3  General Plan Description.  Participants in the Plan will receive
           ------------------------
Growth Shares (as defined herein) in the Company. The Growth Shares will entitle the holders to a portion of the gain in economic value of the Company, if any, as described in Section 8. Except as otherwise provided in Sections 8.3 and 8.4, the Growth Shares will not, however, entitle the holders to acquire actual securities of the Company, nor shall the holders of the Growth Shares have actual ownership rights, such as voting rights, in the Company.


                                   Section 2
                                  Definitions
                                  -----------

      2.1  Definitions.  The following terms shall have the meanings set forth
           -----------
below:

           (a) "Affiliated Corporation" means any corporation which is
                ----------------------
affiliated with the Company through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Internal Revenue Code.

           (b) "Agreement" or "Plan Agreement" means the written agreement
                ---------      --------------
entered into between the Company and the Participant to carry out the provisions of the Plan with respect to the Participant and in accordance with the Plan's terms and conditions.

           (c) "Appraised Value" means the fair market value of the Company
                ---------------
(including its subsidiaries), which shall be the cash price that would be paid for all of the outstanding equity securities of the Company by an arm's length purchaser, determined by appraisal in accordance with the following provisions. When Appraised Value is to be used to determine the Ending Company Value, the Appraised Value shall be initially determined by an independent investment banking firm nationally recognized in the telecommunications industry selected by the Board (the "First Appraisal"). For purposes of this subsection 2.1(c), an investment banking firm shall be considered to be "independent" regardless of whether the investment banking firm has previously been retained by the Company or by an Affiliated Corporation to provide investment banking or other financial services. The Company shall furnish the investment banking firm, and any additional investment banking firm engaged in accordance with the provisions of this subsection 2.1(c), with access to all financial records of the Company reasonably necessary for purposes of conducting the appraisal. The costs and expenses of the First Appraisal shall be borne by the Company. The First Appraisal shall be completed and delivered to the Board and all Participants within forty-five (45) days following the applicable Triggering Event. If any Participant or group of Participants does not agree with the Appraised Value of the Company as so determined, the Participant or Participants may engage an independent investment banking firm nationally recognized in the telecommunications industry to conduct a second appraisal of the Company (the "Second Appraisal"). The costs and expenses of the Second Appraisal shall be borne pro rata by the Participant or Participants who elect to have the Second Appraisal. The Participant or Participants desiring a Second Appraisal must notify the Board, in writing, of their election within forty-five (45) days following receipt of the First Appraisal by the Participants. Within twenty (20) business days after the Board receives written notice from a Participant or Participants requesting a Second Appraisal, the Board shall notify all Participants in writing that a Second Appraisal has been requested and any other Participants may, within twenty (20) business days following the receipt of notice from the Board, elect to participate in the Second Appraisal by delivering a written election to the Board. Any Participant who does not elect to conduct a Second Appraisal shall have the Appraised Value determined pursuant to the First Appraisal used to determine the Ending Company Value with respect to his or her Growth Shares. The Second Appraisal must be completed and delivered to the Board and the Participants within forty-five (45) days following the notification to the Board of an election by Participants to conduct the Second Appraisal. If the Second Appraisal produces an Appraised Value of the Company that is not more than 15 percent higher than the First Appraisal, the First Appraisal determination of Appraised Value shall be used for purposes of determining the Ending Company Value. If the Second Appraisal produces an Appraised Value for the Company that is more than 15 percent higher than the First Appraisal, then a third appraiser that is an independent investment banking firm nationally recognized in the telecommunications industry shall be selected by the first appraiser and the second appraiser to determine the Appraised Value of the Company (the "Third Appraisal"). The third appraiser shall be selected by the first appraiser and the second appraiser within ten
(10) days after the completion of the Second Appraisal and shall complete the Third Appraisal and deliver it to the Board and the Participants within forty-five (45) days following the date of its appointment. The Appraised Value that shall be used to determine the Ending Company Value with respect to the Participants who requested the Second Appraisal shall be the average of the two Appraised Values of the Company, as determined pursuant to the First Appraisal, the Second Appraisal and the Third Appraisal, that are closest in value. The costs and expenses of the third appraiser shall be borne 50 percent by the Company and 50 percent by the Participants, pro rata, who elected to have the Second Appraisal.

     (d) "Award" means the amount payable to the Participant in accordance with
          -----
the terms and provisions of the Plan.

     (e) "Beginning Company Value" means such value as shall be specified by the
          -----------------------
Board for any grant of Growth Shares. The Beginning Company Value with respect to a grant of Growth Shares shall be specified in the Plan Agreement with each Eligible Employee.

     (f) "Board" means the Board of Directors of the Company.
          -----

     (g) "Cause" means willful misconduct, a willful failure to perform the
          -----
Eligible Employee's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Eligible Employee's performance of his or her duties or is materially detrimental to the Company or an Affiliated Corporation or such other cause as the Board in good faith reasonably determines provides cause for the discharge of an Eligible Employee.

     (h) "Change of Control" shall be deemed to have occurred if either (A) any
          -----------------
individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Anschutz Company, The Anschutz Corporation, or any entity or organization controlled by Philip F. Anschutz (collectively, the "Anschutz Entities"), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company ("Outstanding Shares") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power") and such beneficial ownership (as so defined) by such individual, entity or group of twenty percent (20%) or more of the Outstanding Shares or the Voting Power, as the case may be, shall then exceed the beneficial ownership (as so defined) by the Anschutz Entities of the Outstanding Shares or the Voting Power, respectively, or (B) the Anschutz Entities no longer have beneficial ownership (as so defined) of twenty percent (20%) or more of either the Outstanding Shares or the Voting Power.

     (i) "Company" means Qwest Holding Corporation, a Colorado corporation, or
          -------
any company which is a successor thereto as a result of merger, consolidation, liquidation or other reorganization.

     (j) "Effective Date" means the effective date of the Plan, November 1,
          --------------
1993.

     (k) [Intentionally omitted.]

     (l) "Eligible Employees" means those key employees (including, without
          ------------------
limitation, officers and directors who are also employees) of the Company or an Affiliated Corporation, together with non-employee members of the board of directors of the Company or an Affiliated Corporation, who are designated for participation in the Plan pursuant to Section 4.

     (m) "Ending Company Value" means the value of the Company used to determine
          --------------------
the amount, if any, of an Award payable to a Participant, which will be determined based on the Triggering Event for the redemption of the Growth Shares in question, as follows:

               (i) If a Triggering Event is the end of the Performance Cycle, the Ending Company Value will be the Appraised Value of the Company at the end of the Performance Cycle.

               (ii) If the Triggering Event is the termination of the Plan before the end of the Performance Cycle, the Ending Company Value will be the Appraised Value as of the last day of the month coincident with or immediately following the date as of which the termination of the Plan occurs.

               (iii) If the Triggering Event is a Change of Control of the Company, the Ending Company Value will be the Appraised Value immediately after the date of the Change of Control.

          Notwithstanding the foregoing, if all classes of the Company's outstanding common equity securities are traded on an established securities market as of the time Ending Company Value is to be determined and the Company is subject to the reporting and disclosure requirements of the Exchange Act, the Ending Company Value will be determined by multiplying the per share Market Value of such outstanding equity securities on the date of the Triggering Event by the total number of such securities outstanding at the time of the Triggering Event.

     (n) "Growth Share" means a unit of value as determined under the
               ------------
provisions of Section 8 of the Plan.

     (o) "Internal Revenue Code" means the Internal Revenue Code of 1986,
               ---------------------
as it may be amended from time to time.

     (p) "Market Value" means the average of the mean between the bid and
               ------------
the asked prices of the Company's equity security(ies), or the closing price, as applicable, on the principal stock exchange, NASDAQ or other market on which such equity security is traded, over the 20 consecutive trading days ending on the date specified by the relevant provision of the Plan as of which Market Value is to be determined.

     (q) "Measuring Period" means the time period between the date as of
               ----------------
which Beginning Company Value is determined with respect to the grant of a Growth Share to a Participant and the date as of which Ending Company Value is determined.

          (r) "Participant" means an Eligible Employee who has been selected for
               -----------
participation under the Plan pursuant to Section 4, who has executed a Plan Agreement and who has outstanding grants of Growth Shares under the Plan.

          (s) "Performance Cycle" means the period established by the Board at
               -----------------
the time of each grant of Growth Shares at the end of which Ending Company Value is determined (unless another Triggering Event has occurred prior to the end of the Performance Cycle) for purposes of calculating the value of such Growth Shares under the Plan. The Performance Cycle with respect to each grant of Growth Shares shall be determined by the Board at the time of grant and shall be specified in the Plan Agreement with respect to such grant of Growth Shares.

          (t) "Permanent Disability" means any physical or mental condition
               --------------------
which permanently prevents a Participant from performing the material duties of his or her current employment. If a Participant makes application for disability benefits under the Company's long-term disability program, as now in effect or as hereafter amended, and qualifies for such benefits, the Participant shall be presumed to qualify as permanently disabled under this Plan.

          (u) "Plan" means the Qwest Holding Corporation Growth Share Plan as
               ----
set forth in this document.

          (v) "Retirement" means termination of employment with the Company and
               ----------
all Affiliated Corporations on or after reaching the normal retirement age of sixty-five.

          (w) "Termination Date" means the date of a Participant's severance
               ----------------
from employment with the Company and all Affiliated Corporations for any reason, including but not limited to, death, Permanent Disability, Retirement, resignation, voluntary or involuntarily termination or otherwise.

          (x) "Triggering Event" means any event that triggers the redemption of
               ----------------
and payment for the Growth Shares and the determination of Ending Company Value, as follows:

               (i)    end of the Performance Cycle;

               (ii)   termination of the Plan; or

               (iii)  Change of Control.

          (y) "Vested" or "Vesting" means the portion of a Participant's Award
               ------      -------
payable to the Participant in the case of termination of employment with the Company and all Affiliated Corporations for reasons other than Cause as provided in Section 7. A Participant shall be subject to separate Vesting with respect to each grant of Growth Shares under the Plan. A Participant shall forfeit any unvested Growth Shares on the date of termination of employment with the Company and all Affiliated Corporations and the Participant shall not become entitled to payment with respect to such forfeited Growth Shares as a result of any subsequent Triggering Event, or otherwise.

    2.2  Gender and Number.  Except when otherwise indicated by the context, the
         -----------------
masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


                                   Section 3
                              Plan Administration
                              -------------------

    3.1  Administration by the Board.  The Plan shall be administered by the
         ---------------------------
Board. The Board shall have exclusive and final authority, without modifying or changing the Plan, to interpret the Plan consistent with the intent of the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to delegate such responsibilities or duties as are allowable under the Plan or by law and as it deems desirable, and if it so determines, to cause an audit of the Plan's operations to be conducted by an independent certified public accounting firm selected by the Board, and to make all other determinations necessary or advisable for the administration of the Plan. In exercising its authority and discretion under the Plan, unless the context clearly provides otherwise, all decisions of the Board shall be made in the sole and absolute discretion of the Board. If a Compensation Committee is established by the Board, the Board may, if it so determines, delegate all or any portion of its authority under the Plan to the Compensation Committee.

    3.2  Adoption of Rules.  The Board may from time to time adopt such rules
         -----------------
and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. The determinations, interpretations and other actions of the Board pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                   Section 4
                           Participation in the Plan
                           -------------------------

    4.1  Eligibility for Participation.  The Board shall establish the criteria
         -----------------------------
for participation of Eligible Employees in the Plan, select the Participants, determine the number of Growth Shares to be granted to each Participant, and the provisions applicable to such Growth Shares, which may include provisions in addition to or different than the provisions of the Plan. The Board may delegate the authority and responsibility to select Participants and determine the number of Growth Shares to the Compensation Committee or to the Chairman of
the Board.   As a general matter, Plan participation shall be extended those
Eligible Employees of the Company and Affiliated Corporations who, in the opinion of the Board, have the opportunity to significantly impact the long-term financial success of the Company. An Eligible Employee shall become a Participant in the Plan upon designation as an Eligible Employee by the Board, and the execution by the Participant and the Company of a Plan Agreement.

    4.2  Plan Agreement.  The Plan Agreement will specify the terms and
         --------------
conditions of a grant of Growth Shares to a Participant, including the number of Growth Shares granted, the date as of which Beginning Company Value shall be calculated, and the amount of Beginning Company Value, for purposes of calculating the value of the Growth Shares, the Performance Cycle associated with the Growth Shares, the beginning date for the Measuring Period with respect to the Growth Shares, the Vesting arrangement that shall apply to the Participant's Growth Shares, and any other provisions that shall apply to the Participant's Growth Shares, which may include provisions in addition to or different than the provisions of the Plan. The Plan Agreement must be signed by the Participant and by an authorized officer of the Company (other than the Participant).


                                   Section 5
                               Performance Cycle
                               -----------------

    5.1  Determination of Performance Cycle.  The Board shall determine at the
         ----------------------------------
time of each grant of Growth Shares hereunder when the Performance Cycle with respect to the grant of such Growth Shares shall begin and end.

    5.2  Normal Performance Cycle.  The normal Performance Cycle shall be a five
         ------------------------
(5) year period, but the Board may specify shorter or longer Performance Cycles with respect to any specific grant of Growth Shares. The beginning and ending of the Performance Cycle will be specified for each grant of Growth Shares in the Plan Agreement with each Participant.


                                   Section 6
                              Growth Share Grants
                              -------------------

    6.1  Grants.  Growth Shares shall be granted to a Participant based upon the
         ------
Board's assessment of the anticipated role and contribution of the Participant over the applicable Performance Cycle. Growth Shares will ordinarily be granted to Participants only at the beginning of a Performance Cycle, provided, however, that the Board in its sole discretion may grant additional Growth Shares with respect to a Performance Cycle at any time during the Performance Cycle. The Beginning Company Value of the Growth Shares as determined by the Board for each grant will be specified in the Participant's Plan Agreement for purposes of calculating the value of the Growth Shares.

    6.2  Maximum Number of Growth Shares.  The total number of Growth Shares in
         -------------------------------
the Company is set at ten million. The maximum number of Growth Shares available for grant under the Plan is 850,000 or 8.5 percent of the total Growth Shares. The Board shall retain sole discretion to determine the total number of Growth Shares to be granted at the beginning of any Performance Cycle and the number of Growth Shares to be awarded to any specific Participant. The Company anticipates that only a portion of the total Growth Shares allocated to the Plan will be granted initially, so that a number of Growth Shares will be reserved for grants to new Participants and for grants pursuant to new Performance Cycles. If a Growth Share has been redeemed and an Award made to a Participant in accordance with the provisions of Section 8, or if a Growth Share has been forfeited or canceled for any other reason, the Growth Share shall again be available for grant under the Plan.

    6.3  Establishment of Individual Growth Share Accounts.  The Company shall
         -------------------------------------------------
establish, or shall cause to be established, individual accounts for each Participant which will be unsecured and unfunded and will be maintained for each grant of Growth Shares to a Participant under the Plan. The account for each Participant shall reflect the number of Growth Shares granted and held by such Participant and the Beginning Company Value of each such Growth Share.


                                   Section 7
                            Vesting of Growth Shares
                            ------------------------

    7.1  Normal Vesting Schedule.  Growth Shares granted under the Plan shall
         -----------------------
Vest at the rate of 20 percent for each full year of employment with the Company or an Affiliated Corporation (or as specified in the Plan Agreement for a particular Participant) completed after the effective date of the grant of the Growth Shares unless the Board specifies a different Vesting arrangement with respect to the grant of Growth Shares to a particular Participant. The manner in which each Participant's Growth Shares shall Vest shall be set forth in the Plan Agreement with the Participant. Different Vesting arrangements may apply with respect to the grant of Growth Shares to different Participants.

    7.2  Vesting in Other Circumstances.  Except as provided in Section 7.4, a
         ------------------------------
Participant shall become 100 percent Vested in all his or her Growth Shares in the event of the Participant's death, Permanent Disability or Retirement. A Participant shall also become 100 percent Vested in all of his or her Growth Shares upon the occurrence of a Triggering Event described in subsection 2.1(x)(ii) or (iii). The end of a Performance Cycle shall not cause any acceleration of Vesting for any Participant.

    7.3  Termination for Cause.  If a Participant's employment is terminated for
         ---------------------
Cause, he shall forfeit all of his or her Vested Growth Shares and shall not be entitled to any Award or payment under this Plan with respect to any Growth Shares previously granted to such Participant.

    7.4  Voluntary Termination of Employment.  Notwithstanding the foregoing
         -----------------------------------
provisions of this Section 7, if a Participant voluntarily terminates his employment with the Company and all Affiliated Corporations, twenty-five (25) percent of the Vested Growth Shares then held by the Participant shall be forfeited and the Participant shall not be entitled to any Award or payment under this Plan with respect to any Growth Shares so forfeited.

                                   Section 8
                           Payments to Participants
                           ------------------------

          8.1  Value of Growth Shares.   The value of a Participant's Growth
               ----------------------
Shares will be calculated according to the following formula: (A - B - C + D) / E x F, as follows: (A) Ending Company Value, less (B) Beginning Company Value, less (C) the amount of new capital contributions (either cash or the fair market value of assets at the date of contribution) or other additions to the capital of the Company, including but not limited to proceeds received by the Company from the issuance of stock or from the conversion of debt to equity, made over the Measuring Period, together with an amount equal to 9% of the capital contributions or additions to the capital of the Company made by the Anschutz Entities, compounded annually for the period beginning on the date of each such capital contribution or other addition to the capital of the Company through the end of the Measuring Period, reduced appropriately for any returns of capital, plus (D) dividends paid on the common stock and any withdrawal of capital or redemptions of stock by the parent or shareholder(s) of the Company over the Measuring Period, divided by (E) the total number of Growth Shares (ten million), and multiplied by (F) the number of Growth Shares granted to the Participant for which value is being determined. For purposes of clause (C) above, a merger where the Company is the surviving entity shall be treated as the acquisition of assets for Company stock. The value of each Participant's Growth Shares shall be determined as soon as practicable before or after the applicable Triggering Event, but in no event later than ninety (90) days after the Triggering Event.

          8.2  Payments to Participants - In General.  Except as otherwise
               -------------------------------------
provided in this Section, a Participant in the Plan shall receive payment for his or her Vested Growth Shares that are affected by the applicable Triggering Event within thirty (30) days following the final determination of value referenced in Section 8.1 above. If a Participant is not 100% Vested at the time of, or because of, a Triggering Event, the Participant shall receive payment for his or her Vested Growth Shares covered by such Triggering Event in accordance with the provisions of this Section 8.2 and shall receive payment with respect to the unvested Growth Shares at such time as such Growth Shares become Vested in accordance with the provisions of the Plan. If payment is made to a Participant who is still employed by the Company at a time when the Participant is less than 100% Vested, an amount equal to 25% of the amount otherwise payable to the Participant at such time shall be withheld by the Company and shall be subject to forfeiture in accordance with the provisions of
Section 7.4. The amount of any payment that is delayed in accordance with the foregoing provisions shall be equal to the payment that would have been made to the Participant if the Vested Growth Shares with respect to which the Participant becomes entitled to payment had, in fact, been Vested at the time of the Triggering Event and the delayed payment shall be made in the same medium (cash or common stock of the Company) used for the payment to Participants at the time of the Triggering Event. If a Participant does not become Vested with respect to any Growth Shares that are unvested at the time of a Triggering Event, the Participant shall not be entitled to any payment with respect to such Growth Shares.

          8.3   Form of Payment.  Except as provided below, payment shall be
                ---------------
made to the Participant either in a cash lump sum or in shares of the Company's common stock, as determined by the Board, subject to applicable withholding of income tax and other amounts, no later than thirty (30) days after the final determination of the value of the Growth Shares.

Notwithstanding the foregoing, if at the time of the Triggering Event the shares of the Company's common stock satisfy the requirements of Section 8.4(b), payment shall be made in shares of the Company's common stock with a Market Value as of the date of the Triggering Event equal to the value of the Participant's Growth Shares determined under Section 8.1. A participant who is not 100% Vested at the time of a Triggering Event for which payment is made in shares of the Company's common stock shall receive payment for his Vested Growth Shares, at the time specified in Section 8.2, of the same number of shares of the Company's common stock that would have been issued to him at the time of the Triggering Event with respect to such number of Vested Growth Shares.

          8.4  Use of Common Stock for Payment.  (a)  If the Board elects to
               -------------------------------
make payment of amounts due under this Plan in shares of the Company's common stock at a time when such common stock is not actively traded on an established securities market and the Company is not subject to the reporting and disclosure requirements of the Exchange Act, the Company will take such actions as it may determine to be necessary to comply with applicable federal and state securities laws with respect to such participant. If the shares of the Company's common stock to be received by a Participant hereunder may not be immediately sold by the Participant because of restrictions imposed by federal or state securities laws, the Board shall permit the Participant to elect to pay the applicable income and other taxes required to be withheld by causing the Company to withhold from the shares otherwise issuable to the Participant sufficient shares to satisfy the withholding obligation. The value of the Company's common stock for purposes of determining the number of shares of such common stock to be issued to Participants in payment for their Growth Shares for purposes of this
Section 8.4(a) shall be determined by appraisal in accordance with the provisions of Section 2.1(c) as of the last day of the Measuring Period.

               (b) Shares of the Company's common stock shall be used in payment of amounts due under this Plan if such common stock is actively traded on an established securities market and the Company is subject to the reporting and disclosure requirements of the Exchange Act. Prior to the issuance of shares of the Company's common stock as payment hereunder, the Company shall file a registration statement (on Form S-8 or other form selected by the Company) and take such other actions as may be reasonably required to permit the Participants to sell immediately such shares. If the shares of the Company's common stock to be received by a Participant hereunder may not be immediately sold by the Participant because of restrictions imposed by federal or state securities laws, the Board shall permit the Participant to elect to pay the applicable income and other taxes required to be withheld by causing the Company to withhold from the shares otherwise issuable to the Participant sufficient shares to satisfy the withholding obligation.

          8.5  Exceptional Payments.  Notwithstanding the foregoing provisions
               --------------------
of this Section 8, the Board may cause any payments due hereunder to be made in two equal annual installments. As provided in Section 8.2 above, the first such payment shall be made within thirty (30) days after the final determination of the value of the Growth Shares payable to the Participant and the subsequent annual payment shall be made on the anniversary of such date, together with interest thereon at the consolidated prime rate, as published in the Wall Street Journal, in effect on the date of the payment of the first annual installment, plus one percentage point. Notwithstanding the foregoing, payment of amounts required as a result of a sale of the

Company (or its assets) that constitutes a Change of Control and a Triggering Event shall be made immediately prior to the effective time of the applicable Triggering Event. Such payment may be made by the Company or by the principal shareholder of the Company, as determined in the sole discretion of such shareholder.

                                   Section 9
                              Rights of Employees
                              -------------------

          Nothing contained in the Plan or in any Growth Share granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or Affiliated Corporation, or interfere in any way with the right of the Company or Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment for any purpose of this Plan shall be determined by the Board, subject to the requirements of applicable law, if any.


                                  Section 10
                         Designation of Beneficiaries
                         ----------------------------

          A Participant may designate a beneficiary or beneficiaries to receive all or part of the amounts earned by the Participant under the Plan in case of death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Participant at any time. A designation or revocation shall be on a form to be provided by the Company for this purpose and shall be signed by the Participant and delivered to the Company prior to the Participant's death. In the case of the Participant's death, the amounts to be distributed to the Participant under the Plan with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with the Plan to the designated beneficiary or beneficiaries. The amount distributable to a Participant upon death and not subject to a valid beneficiary designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company shall have no further liability with respect to such amount.


                                  Section 11
                          Changes in Accounting Rules
                          ---------------------------

          Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Growth Shares shall occur which, in the sole judgment of the Board, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Board shall have the right and power to modify as necessary any then outstanding Growth Shares, provided, however, that no such modification shall in any manner adversely affect any Growth Shares theretofore granted under the Plan without the consent of the Participant holding such Growth Shares.

                                  Section 12
                            Other Employee Benefits
                            -----------------------

          The amount of any compensation deemed to be received by a Participant as a result of the receipt of Growth Shares or cash payments for such Growth Shares shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.


                                  Section 13
                 Plan Amendment, Modification and Termination
                 --------------------------------------------

          The Board may at any time terminate, and from time to time may amend or modify the Plan. The Plan shall terminate upon the sale of all or substantially all of the assets of the Company, a distribution of all or substantially all of the assets of the Company to its shareholders, or the merger or reorganization of the Company if the Company is not the surviving entity. Upon termination of the Plan, no further Growth Shares shall be issued, but the provisions of the Plan shall remain applicable to all Growth Shares then outstanding at the time of Plan termination. No amendment, modification or termination of the Plan shall in any manner adversely affect any Growth Shares theretofore granted under the Plan, without the consent of the Participant holding such Growth Shares.


                                  Section 14
                                    Setoff
                                    ------

          All or part of any amount otherwise due and payable to a Participant under the Plan may be setoff or applied by the Company against any liability or reimbursement then due and payable by the Participant to the Company.

                                  Section 15
                                 Plan Funding
                                 ------------

          Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, shall have no interest or right as a shareholder in the Company and shall be only general creditors of the Company.


                                  Section 16
                          Non-Assignability of Rights
                          ---------------------------

          Except as provided in the Plan, no grant, right, benefit or account of a Participant under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits except as expressly provided herein. If any Participant should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Company, cease, and in such event, the Company may hold or apply the Participant's Growth Shares or any part thereof for the benefit of the Participant or the Participant's spouse, children, or other dependents, or any of them in such manner and in such proportions as the Board shall deem proper.


                                  Section 17
                               Withholding Taxes
                               -----------------

          The Company shall have the right to deduct from all amounts payable to a Participant any taxes or other impositions required by law to be withheld upon such payment.


                                  Section 18
                              Requirements of Law
                              -------------------

          18.1  Requirements of Law.  The issuance of Growth Shares and the
                -------------------
payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

          18.2  Governing Law.  The Plan and all agreements hereunder shall be
                -------------
construed in accordance with and governed by the laws of the State of Colorado.

                                  Section 19
                                 Severability
                                 ------------

          In the event that any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.


                                         QWEST HOLDING CORPORATION
ATTEST:


______________________________           By:____________________________________


Dated: ________________________

                           QWEST HOLDING CORPORATION

                          GROWTH SHARE PLAN AGREEMENT


          THIS AGREEMENT is made and entered into as of _________________, 19___, by and between Qwest Holding Corporation (the "Company") and ___________________________ (the "Participant").

          WHEREAS, the Company has adopted the Qwest Holding Corporation Growth Share Plan as amended effective October 1, 1996 (the "Plan"), and

          WHEREAS, the Plan requires that an Agreement be entered into between the Company and the Participant setting out certain terms and benefits of the Plan as they apply to the Participant;

          NOW, THEREFORE, the Company and the Participant hereby agree as follows:

          1. The Plan is hereby incorporated into and made a part of this Agreement as though set forth in full herein. Capitalized terms that are used herein shall have the meanings assigned to such terms by the Plan, unless another definition is specified in this Agreement. The parties shall be bound by, and have the benefit of, each and every provision of the Plan, including but not limited to the provisions relating to amendment and termination of the Plan which are set forth in the Plan.

          2. The beginning of the Performance Cycle for Growth Shares granted under this Agreement will be ______________________.

          3. The end of the Performance Cycle for Growth Shares granted under this Agreement will be ____________________.

          4. The Participant is hereby granted _____________ Growth Shares under this Agreement.

          5. The Beginning Company Value for the purpose of determining the value of the grant is [$____________].

          6. The Measuring Period with respect to the Growth Shares granted under this Agreement will begin on _________________.

          7. Growth Shares granted under this Agreement will vest according to the following schedule:

      Period of Time Since
       [Effective Date of
         Grant] (Years)      Annual Vesting  Cumulative Vesting
     ----------------------  --------------  ------------------







       8. This Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns, and the Participant and his Beneficiaries.

       9. This Agreement may be modified or amended only by means of a written instrument executed by the parties hereto.

       IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.

                                              QWEST HOLDING CORPORATION


                                              By:_____________________________


                                              PARTICIPANT


                                              ________________________________

                    DESIGNATION OF BENEFICIARY FOR PAYMENTS
                      DUE UNDER QWEST HOLDING CORPORATION
                               GROWTH SHARE PLAN

  The undersigned is a Participant in the Qwest Holding Corporation Growth Share Plan as amended effective October 1, 1996 (the "Plan") established by Qwest Holding Corporation (the "Company").

  Pursuant to Section 10 of the Plan, the undersigned hereby designates the following persons or entities as primary and secondary beneficiaries and primary and secondary appointees as my legal representative of any amount due to me under the Plan with respect to the grant of Growth Shares effective as of _________________ and payable by reason of my death or disability, respectively:


                                     DEATH
                                     -----
Primary Beneficiary:
--------------------

         Name:                       Address:                Relationship:

-------------------------------    ------------------        -------------------

                                   ------------------

Secondary (Contingent) Beneficiary:
-----------------------------------

         Name:                       Address:                Relationship:

-------------------------------    ------------------        -------------------

                                   ------------------

                                   DISABILITY
                                   ----------

Primary Appointee:
-----------------

         Name:                       Address:                Relationship:

-------------------------------    ------------------        -------------------

                                   ------------------


Secondary (Contingent) Appointee:
-----------------------------------

         Name:                       Address:                Relationship:

-------------------------------    ------------------        -------------------

                                   ------------------

THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY OR APPOINTEE DESIGNATION IS HEREBY RESERVED. ALL PRIOR DESIGNATIONS (IF ANY) OF BENEFICIARIES AND APPOINTEES, OF ANY KIND, ARE HEREBY REVOKED.

          The Company shall pay all sums payable under the Plan by reason of my death to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary Beneficiary, and if no named beneficiary survives me, then the Company shall pay all amounts in accordance with Section 10 of the Plan. In the event that a named beneficiary survives me and dies prior to receiving the entire amount payable under the Plan, then and in that event, the remaining unpaid amount, payable according to the terms of the Plan, shall be payable to the personal representative of the estate of said deceased beneficiary, who survives me, but dies prior to receiving the total amount due under the Plan. This same payment scheme shall apply to Primary and Secondary Appointees except that no amount payable under the Plan shall be paid to the estate of a Primary or Secondary Appointee. Should the Secondary Appointee not survive me and not receive the full amount payable under the Plan, then such remaining amount shall be payable to my guardian or conservator as appointed by a court of competent jurisdiction.

          IN WITNESS WHEREOF, the undersigned has executed this document on the day and year hereinafter indicated, in the presence of the witnesses indicated below who each signed as witnesses in the presence of the undersigned and each other.


                                              ----------------------------------
                                                            Name


                                              ----------------------------------
                                                            Signature

                                              ----------------------------------
                                                            Date
WITNESSES:


------------------------------
           Name

------------------------------
         Signature

------------------------------
           Name

------------------------------
         Signature



NOTE:  In preparing this Designation of Beneficiary, you should consult with
---- your attorney to determine the appropriate method of designation consistent with your personal estate plan.